SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 2002 (May 24, 2002)


               SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
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             (Exact Name of Registrant as Specified in Charter)


Colorado                              0-19889                   84-1145140
(State or Other                 (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


           Caxton Way, Waterford, Hertfordshire, England WD1 8XH
            (Address of Principal Executive Offices) (Zip Code)


  Registrant's Telephone Number, including area code: 011-44-1923-435-000


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       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.           OTHER EVENTS

On May 24, 2002, the ultimate parent of South Hertfordshire United Kingdom Fund, Ltd., NTL Incorporated, and certain of NTL Incorporated's subsidiaries, namely, NTL (Delaware) Inc., NTL Communications Corp., Diamond Cable Communications Limited, Diamond Holdings Limited and Communications Cable Funding Corp. filed a disclosure statement and an amended joint reorganization plan with the US Bankruptcy Court in the Southern District of New York.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

99.1 Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002

                  The full text of the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as Exhibit 99.1

99.2 Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002

                  The full text of the Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as
                  Exhibit 99.2


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FAWNSPRING LIMITED,
                                               its General Partner

                                               By: /s/ Robert Mackenzie
                                                   ---------------------------
                                                   Name:  Robert Mackenzie
                                                   Title: Director


Dated:  May 24, 2002


                               EXHIBIT INDEX

Exhibit

99.1 Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002

99.2 Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002